Prospectus Supplement

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS II	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS III	(collectively, the trusts)

Supplement dated December 23, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

Effective January 1, 2023, in the “Selling shares” subsection in the “Your Account” section of the Prospectus under the heading “Selling shares in writing” for Class A, Class C, Class I, and Class R6 shares, as applicable, the following similar paragraph is amended and restated in its entirety in each fund’s Prospectus as follows:

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee. Signature Services may make exceptions to any of the signature guarantee requirements.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

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